Supplement No. 1 dated September 20, 2000
                                       to
              Statement of Additional Information dated May 1, 2000
                                       for
                     State Street Research Investment Trust
            a series of State Street Research Master Investment Trust



         The following is hereby added at page I, 1-12 of the Statement of Additional Information:

         O. Purchase and Redemption of Shares
            ---------------------------------

                   Special Offering Period. During a Special Offering Period commencing September 20, 2000 through December 31, 2000, the minimum initial investment is reduced to $1,000 for State Street Research Investment Trust accounts opened by persons eligible to receive the Alaska Permanent Fund Dividend. This Special Offering is subject to related administrative policies established by the Distributor. The Fund reserves the right to accept any such new investments or suspend such sale of shares or otherwise modify or extend the above terms at any time without further notice or supplement to this Statement of Additional Information.

















(exp0501) SSR-LD                                                    IT-2500-0900